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                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-40856.


/s/ Arthur Andersen LLP


Atlanta, Georgia
March 13, 2001